UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2010

DARA BioSciences, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-19410	04-3216862
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

8601 Six Forks Road, Suite 160, Raleigh, North Carolina		27615-2695
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 872-5578

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On October 24, 2010, DARA BioSciences, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors in connection with a registered direct offering by the Company (the “Offering”) of 612,667 shares of the Company’s common stock and 306,334 warrants to purchase shares of common stock (and the shares of common stock issuable from time to time upon exercise of the warrants). In the Offering, the common stock and warrants (the “Warrants”) will be sold in units for $2.25 per unit, with each unit consisting of one share of common stock and one-half of a warrant to purchase one share of common stock for each unit purchased.

The transaction closed on October 26, 2010.

Each Warrant will entitle the holder to purchase shares of common stock for an exercise price per share equal to $2.79, which was above the closing price of the Company’s shares of common stock on the NASDAQ Capital Market on October 22, 2010. The Warrants will be exercisable beginning six months after the date of issuance and will expire on the fifth anniversary following the date they first become exercisable.

A copy of the form of Purchase Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. A copy of the form of Warrant is filed herewith as Exhibit 4 and is incorporated herein by reference.

In connection with the Offering, on October 22, 2010, the Company entered into a Placement Agent Agreement (the “Placement Agent Agreement”) with Ladenburg Thalmann & Co., Inc. (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as the Company’s exclusive placement agent for the Offering.

The Placement Agent did not purchase or sell any units, nor is it required to arrange the purchase or sale of any minimum number or dollar amount of units. The Placement Agent agreed to use its best efforts to arrange for the sale of all of the units being offered in the Offering. The Placement Agent will be paid a cash fee equal to eight percent of the aggregate gross proceeds from the Offering. A copy of the Placement Agent Agreement is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

In the Offering, C.K. Cooper & Co. acted as a financial advisor to the Company.

The shares of common stock (including shares of common stock issuable upon exercise of the Warrants) and Warrants in the Offering are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was initially filed with the Securities and Exchange Commission on April 9, 2008 and declared effective on April 18, 2008 (File No. 333-150150) (the “Registration Statement”). In addition to the Purchase Agreement and the Placement Agent Agreement, Exhibits 5 and 23 are filed herewith in connection with the Registration Statement and are incorporated herein by reference.

The foregoing summaries of the Offering, the securities to be issued in connection therewith, the Purchase Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, copies of which are filed as exhibits to this Current Report on Form 8-K.

Item 8.01.	Other Events.

On October 25, 2010, the Company issued a press release with respect to the units sold in the Offering. A copy of the press release is attached hereto as Exhibit 99 to this report.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARA BioSciences, Inc.

Dated: October 26, 2010	By:	/s/ Richard A. Franco, Sr.
	Name:	Richard A. Franco, Sr., R.Ph.
	Title:	President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4	Form of Warrant.

5	Opinion of K&L Gates LLP

10.1	Form of Securities Purchase Agreement, dated October 24, 2010, by and between DARA BioSciences Inc. and the purchasers signatory thereto

10.2	Placement Agent Agreement, dated October 22, 2010, by and between DARA BioSciences, Inc. and Ladenburg Thalmann & Co., Inc.

23	Consent of K&L Gates LLP (included as part of Exhibit 5)

99	Press Release Issued by DARA BioSciences, Inc. on October 25, 2010